UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

Park Dental Partners, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-42967	93-2020683
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 County Road C West, Suite 2210

Roseville, Minnesota 55113

(Address of Principal Executive Offices) (Zip Code)

(651) 633-0500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PARK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.05 Material Cybersecurity Incidents.

On August 28, 2026, Park Dental Partners, Inc. (“we” or the “Company”) identified unauthorized access to its computer network. The Company promptly initiated its incident response protocols, and engaged its external cybersecurity and forensic specialists. The Company is continuing to investigate the nature and scope of this incident, including the scope of any compromise of personal or protected health information. As of the date of this Current Report on Form 8-K, the incident has not materially disrupted the Company’s operations, however, due to the possible access of patient data, we are treating this as a reportable event.

Security is a top priority for Park Dental Partners, Inc. and the Company continues to focus on protecting the privacy of personal and protected health information in our care and mitigating cybersecurity risk, maintaining safeguards designed to protect data, continuously review and enhance those protections to address evolving threats, and providing recurring cybersecurity awareness training and testing for all employees. The Company maintains a cybersecurity risk-management program designed to assess, identify, and manage material risks arising from cybersecurity threats, consistent with the standards reported by peer companies in the dental and medical industries, which commonly leverage the National Institute of Standards and Technology (“NIST”) Cybersecurity Framework as a basis for security posture measurement and risk management.

The Company is in the process of estimating any financial, legal, operational, and reputational impact of the incident. As of the date of this report, an estimate is not reasonably possible, however, the Company has not identified any material impact on its financial condition, results of operations, or business operations.

The investigation remains ongoing, and additional information may become available that could affect the Company’s assessment of the incident and its impact.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2026		PARK DENTAL PARTNERS, INC.

	By:	/s/ Christopher J. Bernander
	Name:	Christopher J. Bernander
	Title:	Chief Financial Officer